UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2019

CORE MOLDING TECHNOLOGIES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Manor Park Drive, Columbus, Ohio		43228-0183
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-870-5000
Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 14, 2019, Core Molding Technologies, Inc. (the “Company”) and the Company’s wholly-owned subsidiary, Horizon Plastics International, Inc. (“Horizon, together with the Company, referred to collectively herein as the “Borrowers”), entered into a First Amendment Agreement (“First Amendment”) to that certain Amended and Restated Credit Agreement dated as of January 16, 2018 (the “A/R Credit Agreement”) with KeyBank National Association as administrative agent for the various financial institutions party thereto as lenders (collectively, the “Lenders”). Pursuant to the terms of the First Amendment, the Borrowers and the Lenders agreed to modify certain terms of the A/R Credit Agreement. These modifications included (1) implementation of an availability block on the U.S. Revolving Loans reducing availability from $40,000,000 to $32,500,000, (2) modification to the definition of EBITDA to add back certain one-time expenses, (3) waiver of non-compliance with the leverage covenant as of December 31, 2018 and modification of the leverage ratio definition and covenant to eliminate testing of the leverage ratio until December 31, 2019, (4) waiver of non-compliance with the fixed charge covenant as of December 31, 2018 and modification of the fixed charge coverage ratio definition and covenant requirement, (5) implementing a maximum capital expenditure spend of $7,500,000 during the first six months of 2019 and $12,500,000 for the full year 2019, (6) increase the applicable margin for existing term and revolving loans (7) increase in the commitment fees on any unused U.S. Revolving Loans.

The foregoing description is qualified in its entirety by reference to the First Amendment, a copy of which is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On March 18, 2019, the Company announced financial results for the fourth quarter and year ended December 31, 2018. A copy of the press release announcing this event is included in this Form 8-K as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained above under Item 1.01 are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to A/R Credit Agreement
99.1	Press release announcing earnings for the Company for the fourth quarter and year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.
March 18, 2019	By:	/s/ John P. Zimmer

Name: John P. Zimmer
Title: Vice President, Treasurer, Secretary and Chief Financial Officer